EXHIBIT 99.1

                ================================================

                      MASTR Adjustable Rate Mortgage Trust
                                  SERIES 2003-6

                ================================================

--------------------------------------------------------------------------------
    THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF
            THE MORTGAGE LOANS CONTAINED IN THE PROSPECTUS SUPPLEMENT
--------------------------------------------------------------------------------


                           [UBS INVESTMENT BANK LOGO]

                       PRELIMINARY BACKGROUND INFORMATION

                  MASTR Adjustable Mortgage Trust Series 2003-6




                                   DISCLAIMER

--------------------------------------------------------------------------------
The information herein has been provided solely by UBS Securities LLC. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Securities LLC.
--------------------------------------------------------------------------------












--------------------------------------------------------------------------------
          THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT
          RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR UBS INVESTMENT
                      BANK FINANCIAL ADVISOR IMMEDIATELY.
--------------------------------------------------------------------------------

                ================================================

                      MASTR Adjustable Rate Mortgage Trust
                                  SERIES 2003-6

                ================================================

--------------------------------------------------------------------------------
    THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF
            THE MORTGAGE LOANS CONTAINED IN THE PROSPECTUS SUPPLEMENT
--------------------------------------------------------------------------------


PRICING INFORMATION

---------- ---------------- ----------------- ---------------- -----------------
              Approximate        Coupon/             WAL       Expected Ratings
   Class   Principal Amount    Tranche Type    (Yrs) Call (3)      TBA/TBA
---------- ---------------- ----------------- ---------------- -----------------

 Group4
9A1(1,4)     $54,044,000    Floater/Pass-Thru       1.57           AAA/AAA
9M1(1,4)      $1,716,000    Floater/Mezzanine       2.02            AA/AA
9M2(2,4)      $1,430,000    Floater/Mezzanine       2.77             A/A
  Total      $57,190,000
---------- ---------------- ----------------- ---------------- -----------------

(1) The margin on the Class increases to 2 times the original margin after the clean-up call date.
(2) The margin on the Class increases to 0.5% plus the original margin after the clean-up call date.
(3) See "Pricing Prepayment Speed" below.
(4) Subject to the Net WAC Cap as defined below.



                  ANTICIPATED DESCRIPTION OF THE GROUP 9 LOANS

      --------------------------------------------------- ---------------

      Current Balance:                                       $60,199,883
      FICO:                                                          692
      Months to Reset:                                                35
      Full Doc:                                                      27%
      California:                                                    44%
      Wtd Average Gross Coupon:                                   6.345%
      Wtd Average Net Coupon:                                     5.940%
      Wtd Average Original Term (months):                            360
      Wtd Average Seasoning (months):                                  4
      Wtd Average Loan-To-Value Ratio:                            79.90%
      Arm  loans (% of Pool Principal Balance)                      100%
      --------------------------------------------------- ---------------



--------------------------------------------------------------------------------
The information herein has been provided solely by UBS Securities LLC. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Securities LLC.
--------------------------------------------------------------------------------

                ================================================

                      MASTR Adjustable Rate Mortgage Trust
                                  SERIES 2003-6

                ================================================

--------------------------------------------------------------------------------
    THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF
            THE MORTGAGE LOANS CONTAINED IN THE PROSPECTUS SUPPLEMENT
--------------------------------------------------------------------------------


DESCRIPTION OF SECURITIES

Pricing Prepayment Speed:     The Group 9 Certificates will be priced at 25% CPR
                              prepayment assumption..

Payment Date:                 The 25th day of each month (or the next succeeding
                              business day) commencing in December 2003.

Expected Settlement Date:     November 28, 2003

Accrued Interest:             The price to be paid by investors for the Group 9
                              Certificates will include accrued interest from November 25th to the settlement date.


Interest Accrual Period:      Interest will accrue from and including the
                              preceding Distribution Date (or from and including
                              November 25th in the case of the first
                              Distribution Date) to and including the day prior to the current Distribution Date at the Class 9A1, 9M1 and 9M2 Certificate Interest Rates on an
                              Actual/360 basis.

Certificate Interest Rate:    With respect to any Distribution Date, the Class
                              9A1, 9M1 and 9M2 Certificate Interest Rates will be equal to the lesser of (A) One Month LIBOR plus the related certificate margin and (B) the Net WAC
                              Cap.

Current Interest:             For any class of Group 9 Certificates and any
                              distribution date, the amount of interest accruing at the applicable Certificate Interest Rate on the related Class Principal Balance during the related
                              Accrual Period.

Basis Risk Shortfall:         The excess, if any, of the interest Class 9A-1,
                              9M1 and 9M2 Certificates would have been entitled to receive on that distribution date had the pass-through rate not been subject to the Net WAC
                              Cap.

Payment Delay:                0 days for all classes of Certificates.

Issuer:                       MASTR Adjustable Rate Mortgage Trust Series 2003-6

Depositor:                    Mortgage Asset Securitization Transactons, Inc.

Master Servicer:              Wells Fargo Bank Minnesota, N.A.

Trustee:                      JP Morgan Chase

Transferor:                   UBS Warburg Real Estate Securities, Inc.

Servicer Advancing:           The Servicers are required to make cash advances
                              to cover delinquent payments of principal and interest to the extent deemed recoverable.

--------------------------------------------------------------------------------
The information herein has been provided solely by UBS Securities LLC. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Securities LLC.
--------------------------------------------------------------------------------

                ================================================

                      MASTR Adjustable Rate Mortgage Trust
                                  SERIES 2003-6

                ================================================

--------------------------------------------------------------------------------
    THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF
            THE MORTGAGE LOANS CONTAINED IN THE PROSPECTUS SUPPLEMENT
--------------------------------------------------------------------------------


DESCRIPTION OF SECURITIES (continued)

Optional Redemption:          The terms of the transaction allow for a clean-up
                              call (the "Clean-up Call") which may be exercised once the current aggregate principal balance of the Mortgage Loans is less than or equal to 5% of the initial aggregate principal balance of the Mortgage Loans.

Mortgage Loans:               As of the Closing Date, it is anticipated that the
                              aggregate principal balance of the Group 9
                              Mortgage Loans will be approximately $60,199,883.

Net WAC Cap:                  The Class 9A1, 9M1 and 9M2 Certificates will be
                              subject to a Net WAC Cap equal to the weighted average of the net mortgage rates on the Group 9
                              Mortgage Loans.

Credit Enhancement:           Credit enhancement for the Certificates will
                              consist of (i) Excess Interest, (ii)
                              Overcollateralization and (iii) subordination provided to the more senior classes of certificates by the more subordinate classes of certificates. The Initial Credit Enhancement provided by the Mezzanine Classes is expected to be approximately 5.5%.

Excess Interest:              The interest collections from the Group 9 Mortgage
                              Loans less the sum of (i) the interest paid on the Certificates; and (ii) the aggregate of all fees and payments due in respect of the Group 9
                              Mortgage Loans.

Overcollateralization:        The Group 9 Certificateholders will be entitled to
                              receive distributions of Excess Interest as principal until the Overcollateralization Amount equals the Required Overcollateralization Amount.
                              This distribution of interest as principal will have the effect of accelerating the Group 9
                              Certificates relative to the underlying Group 9
                              Mortgage Loans. On any Distribution Date, the
                              Overcollateralization Amount will be the amount, if any, by which the Group 9 Mortgage Loan balance exceeds the Aggregate Principal Balance of the Group 9 Certificates. The Required
                              Overcollateralization Amount is expected to be approximately 0.50%.

Rate Increase:                Beginning on the first Payment Date after the
                              first possible Optional Redemption Date the margin on the Class 9A1 and 9M1 Certificates will increase to 2 times the original margin over the applicable LIBOR rate and the margin on the Class
                              9M2 and Class Certificates will increase to 0.5% plus the original margin over the applicable LIBOR rate.

--------------------------------------------------------------------------------
The information herein has been provided solely by UBS Securities LLC. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Securities LLC.
--------------------------------------------------------------------------------

                ================================================

                      MASTR Adjustable Rate Mortgage Trust
                                  SERIES 2003-6

                ================================================

--------------------------------------------------------------------------------
    THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF
            THE MORTGAGE LOANS CONTAINED IN THE PROSPECTUS SUPPLEMENT
--------------------------------------------------------------------------------


Subordination                 The rights of the holders of the Class A
                              Certificates to receive distributions will be senior to the rights of the Mezzanine Certificates and the Subordinate certificates. Similarly, the rights of the holders of the Mezzanine
                              Certificates with higher payment priorities will be senior to the rights of the Mezzanine
                              Certificates with lower payment priorities and the Subordinate Certificates.

Stepdown Date:                Shall be the later to occur of (a) the
                              Distribution Date in November 2006, and (b) the first Distribution Date on which the aggregate principal balance of the 9A1 Certificates is less than or equal to approx 88% of the aggregate principal balance of the Group 9 Mortgage Loans for such Distribution Date, if 100% of principal collections had been distributed.















--------------------------------------------------------------------------------
The information herein has been provided solely by UBS Securities LLC. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Securities LLC.
--------------------------------------------------------------------------------

                ================================================

                      MASTR Adjustable Rate Mortgage Trust
                                  SERIES 2003-6

                ================================================

--------------------------------------------------------------------------------
    THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF
            THE MORTGAGE LOANS CONTAINED IN THE PROSPECTUS SUPPLEMENT
--------------------------------------------------------------------------------


                     DESCRIPTION OF SECURITIES (continued)

Priority of Distributions:    Available funds will be distributed in the
                              following order of priority:

                              Interest:
                              Concurrently, to pay interest on the Class 9A1 Certificates
                              Concurrently, to pay unpaid interest shortfalls on the Class 9A1 Certificates
                              To pay interest to the Class 9M1
                              To pay unpaid interest shortfalls to the Class 9M1 To pay interest to the Class 9M2
                              To pay unpaid interest shortfalls to the Class 9M2 To pay interest to the Class
                              To pay unpaid interest shortfalls to the Class

                              Principal:
                              Generally, on each distribution date prior to the Stepdown Date or on which a Trigger Event has occurred, the principal payment amount will be paid in the following order of priority:

                              To the Class 9A1 to zero
                              To the Class 9M1 to zero
                              To the Class 9M2 to zero
                              To the Class  to zero

                              Generally, on each distribution date on or after the Stepdown Date and on which a Trigger Event has not occurred, the principal payment amount will be paid in the following order of priority:

                              To the Class 9A1 to zero from the remaining 9A1 principal payment amount
                              To the Class 9M1 to zero the Class 9M1 principal payment amount
                              To the Class 9M2 to zero the Class 9M2 principal payment amount
                              To the Class to zero the Class principal payment amount


--------------------------------------------------------------------------------
The information herein has been provided solely by UBS Securities LLC. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Securities LLC.
--------------------------------------------------------------------------------

                ================================================

                      MASTR Adjustable Rate Mortgage Trust
                                  SERIES 2003-6

                ================================================

--------------------------------------------------------------------------------
    THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF
            THE MORTGAGE LOANS CONTAINED IN THE PROSPECTUS SUPPLEMENT
--------------------------------------------------------------------------------


                              Remaining Funds:

                              To the Class 9M1 any deferred amount for such class
                              To the Class 9M2 any deferred amount for such class
                              Concurrently, to the Class A Certificates, any Basis Risk Shortfall for such class
                              To the Class 9M1 Certificates, any Basis Risk Shortfall for such class
                              To the Class 9M2 Certificates, any Basis Risk Shortfall for such class














--------------------------------------------------------------------------------
The information herein has been provided solely by UBS Securities LLC. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Securities LLC.
--------------------------------------------------------------------------------